UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 24, 2014
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Carrols Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-33174	16-1287774
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street Syracuse, New York		13203
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
On April 24, 2014, Carrols Restaurant Group, Inc. (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Raymond James & Associates, Inc. and Stephens Inc. as representative of several underwriters named therein (collectively, the “Underwriters”), relating to the offer and sale (the “Offering”) in an underwritten public offering of an aggregate of 11,500,000 shares (the “Shares”) of the Company's common stock, par value $0.01 per share (the “Common Stock”), which included 10,000,000 shares of Common Stock issued and sold by the Company and an aggregate of 1,500,000 additional shares of Common Stock that the Underwriters purchased from the Company upon the exercise of their over-allotment option, at a price of $6.20 per share (excluding underwriting discounts and commissions). The Offering closed on April 30, 2014. The Company intends to use the net proceeds of the Offering to accelerate the remodeling of the Company's restaurants to Burger King Corporation's 20/20 restaurant image, to acquire additional franchised Burger King restaurants, and, to a lesser extent, develop new restaurants and for other general corporate purposes.
The Underwriting Agreement contains customary representations, warranties and agreements by the Company, customary conditions to closing, indemnification obligations of the Company and the Underwriters, including for liabilities under the Securities Act of 1933, as amended, other obligations of the parties and termination provisions. The representations, warranties and covenants contained in the Underwriting Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.
The Offering is being made pursuant to the Company's effective Registration Statement on Form S-3 (Registration No. 333-194377) previously filed with the Securities and Exchange Commission (the “SEC”), which included a prospectus, and a preliminary prospectus supplement and a prospectus supplement, which were also filed with the SEC. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, which is attached hereto as Exhibit 1.1 and is incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

1.1	Underwriting Agreement, dated as of April 24, 2014, among Carrols Restaurant Group, Inc., Raymond James & Associates, Inc. and Stephens Inc.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS RESTAURANT GROUP, INC.

Date:	April 30, 2014

By:	/s/ William E. Myers
Name:	William E. Myers
Title:	Vice President, General Counsel and Secretary